Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 16. Subsequent Events

In accordance with ASC 855-10, the Company has analyzed its operations after Unaudited consolidated financial statements were available to be issued and has determined that there were no other significant subsequent events or transactions that would require recognition or disclosure in the unaudited condensed consolidated financial statements for the six months ended June 30, 2021, other than as follows.

In August 2021, the Company issued 250,000 registered shares of common stock in exchange for net proceeds of $26,935 pursuant to the Common Stock Purchase Agreement entered into on October 11, 2019 with White Lion Capital LLC.